Exhibit 99.1

Vignette Reports Second Quarter 2008 Financial Results

AUSTIN, Texas--(BUSINESS WIRE)--Vignette Corporation (NASDAQ: VIGN) today announced total revenue for the second quarter 2008 was $45.8 million, a decrease of 4.7% from the second quarter of 2007. GAAP net loss for the quarter was $0.9 million, versus a profit of $4.0 million in the same period last year. EPS for the quarter was $(0.04) versus $0.14 last year. Vignette used $0.5 million of cash flow from operations during the quarter.

Vignette's non-GAAP net income for the second quarter 2008 was $1.8 million, a decrease of 73.5% from the second quarter of 2007. Non-GAAP diluted EPS for the quarter was $0.07 versus $0.23 last year. Non-GAAP results exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets and one-time charges and gains.

“We delivered results within guidance, but we are not where we want to be from a license revenue perspective,” said Mike Aviles, president and CEO of Vignette. “Services revenue was strong, customer satisfaction is up, and we are encouraged by the positive momentum around new products. We will continue to invest for growth and take action to improve our sales and marketing effectiveness.”

New Business

Vignette recognized orders from new and existing customers during the quarter, including Atlantic Health System Inc, Avery Dennison, Banco Itau S.A., Broadcast Interactive Media LLC, The Canberra Hospital, Department of Homeland Security-USCIS, The Investment Company Institute, News Interactive, Fallon Clinic, Forum Corporation, Hanley Wood LLC, HRB Management Inc. and its Affiliates, Hyatt Corporation, The George Washington University, Georgia Technology Authority, My Choice Medical Holdings, Inc., NASA, Petroleo Brasiliero S.A., Seagate Technology, Sepracor Inc., Syniverse Technologies and United Parcel Service.

Products and Innovation

Vignette continued to drive innovation with a number of new products and enhancements to existing releases. The following products and services, geared toward helping organizations deliver more engaging Web experiences, were released during the past several months:

  Vignette Video Services is a hosted video management solution that provides capabilities to upload, transcode, manage and deliver video. Vignette Video includes a Flash-based media player that offers the ability to tag and share any segment of a video.
  Vignette Content Management empowers users to streamline the creation and management of Web content and eliminate bottlenecks associated with the delivery and publishing of information. Enhanced features include friendly URLs to increase search engine site rankings and skip-level upgrades to reduce the steps necessary to upgrade from older environments.
  Vignette Portal enables business users to elevate their brand identity and engage in more personalized Web interactions with key audiences. New capabilities include integration with Vignette’s High Performance Delivery and Community product lines.
  Vignette Case Manager allows organizations to automate and track important customer transactions, such as mortgage applications and income tax forms, across multiple communications channels including the Web, email, phone and paper. A significant differentiator of Vignette Case Manager is its single, integrated platform for managing business processes and the associated customer interactions. Records of all communications are stored, providing service representatives with access to a complete customer interaction history. The records can be recalled at any time via any channel and acted upon.

  Vignette Collaboration helps organizations drive productivity, improve knowledge management and more efficiently direct business processes that require interaction across disparate geographic and organizational boundaries. The latest release improves usability and performance and provides new social computing capabilities, such as ratings, reviews, tagging and usage analysis.
  Vignette QuickSite is a new service offering that simplifies the Vignette Content Management implementation process and enables organizations to launch new Web sites faster. QuickSite can deliver a working customer-branded Web site within weeks and educate employees to use superior content management for driving more engaging Web experiences.
  Vignette Rich Media Services now includes a video module that integrates with Vignette Content Management, enabling organizations to manage the workflow and publishing of video and all other Web content from one interface. The latest Rich Media Services release allows video assets to use the same authorization and security model, share advanced metadata and participate in the same workflow and publishing as other Web content.

Vignette Wins Awards for Web 2.0 Innovation and ROI

Vignette Recommendations was named Best New Web 2.0 Technology by Incisive Media at its Web 2.0 Innovation Awards presentation in London. Vignette Recommendations helps organizations deliver more targeted Web experiences to customers through content recommendations, product recommendations and social search.

Vignette also received a 2008 Technology ROI Award from Nucleus Research. The award recognizes NASA’s use of Vignette Portal as a single gateway for publishing and sharing information with the general public and NASA’s employees. The implementation resulted in a dramatic return on investment for NASA over three years.

Vignette Analyst Day

Vignette held its annual Analyst Day event in Boston during the quarter. Analyst Day provides some of the world’s most influential analysts with direct access to Vignette executives and customers. During the event, Vignette highlighted a number of new product and customer success stories. Participating customers included Fox News Digital, Harvard Business School and Vertrue Incorporated. A respected industry analyst commented on the strength of Vignette’s customer panels, noting the positive experiences of customers with Vignette products and personnel.

Stock Repurchase Program

In the second quarter, Vignette continued the stock buyback program it began in November 2006, by purchasing an additional 798,000 shares of common stock on the open market at an average price of $12.37.

Q3 2008 Financial Outlook

Vignette currently anticipates third quarter 2008 revenue to be between $43 million and $48 million. Third quarter 2008 GAAP net income is currently expected to be between $(0.21) and $(0.07) per share on a fully diluted basis. The company expects third quarter 2008 non-GAAP net income to be between $0.02 and $0.17 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see 'Forward-Looking Statements' below.

Conference Call Details

Vignette will host a conference call and live Webcast regarding its second quarter financial results on Thursday, July 24, 2008, at 8:00 a.m. EDT. To access the Webcast, visit the Investor Relations section of Vignette’s Web site.

If you are not able to access the live Webcast, dial-in information is as follows:

Dial-in number: (888) 201-0273

International Dial-in: +1 (706) 634-9519

Call title: Vignette Financial Results

The Webcast and conference call will be archived and available for replay from Thursday, July 24, 2008, at 9:00 a.m. EDT to Sunday, August 24, at 11:59 p.m. EDT. The replay information is as follows:

Toll-free number: (800) 642-1687

International number: (706) 645-9291

Access code: 55205534

Non-GAAP Financial Measures

The Company believes non-GAAP financial measures are useful to investors, because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generation activities.

A reconciliation of net income calculated in accordance with GAAP, and non-GAAP net income, is provided in the tables immediately following the consolidated statement of operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

About Vignette

Vignette helps organizations improve the way they connect online with their key audiences by providing software for building great online experiences and managing the content that fuels those experiences. Vignette pioneered the Web Content Management space more than a decade ago, and today its customers include some of the world’s most prominent brands in virtually every industry. Vignette is headquartered in Austin, Texas with operations worldwide. Visit www.vignette.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette’s products, future sales, market growth and competition. All forward-looking statements included in this press release are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to, Future Losses, Limited Operating History, Fluctuation of Quarterly Revenues and Operating Results, Acquisition Integration, Competition, Dependence on a Small Number of Large Orders, Lengthy Sales Cycle and Product Implementation, Market Awareness of Our Product, Rapid Changes in Technology and New Products, and other factors and risks discussed in the Company’s reports filed from time to time with the Securities and Exchange Commission.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corporation in the United States and other countries. All other names are the trademarks or registered trademarks of their respective companies.

VIGNETTE CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) in thousands, except share and per share data

	June 30, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$90,640	$94,201
Short-term investments	47,332	53,976
Accounts receivable, net of allowance of $1,635 and $2,133, respectively	28,214	37,229
Prepaid expenses and other current assets	7,069	5,336
Total current assets	173,255	190,742
Property and equipment, net	6,323	6,673
Long-term investments	19,603	33,521
Goodwill	121,141	115,808
Other intangible assets, net	14,997	17,500
Other assets	12,539	13,889
Total assets	$347,858	$378,133
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$29,825	$38,155
Deferred revenue	37,005	36,047
Other current liabilities	6,399	4,398
Total current liabilities	73,229	78,600
Long-term liabilities, less current portion	2,644	2,701
Total liabilities	75,873	81,301
Shareholders’ equity:
Common stock, $0.01 par value; 500,000,000 shares authorized; 24,130,059 and 25,797,102 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively (net of treasury shares of 7,098,899 and 5,015,639 as of June 30, 2008 and December 31, 2007, respectively)	241	258
Additional paid-in capital	2,658,104	2,681,677
Accumulated other comprehensive income	3,146	2,701
Retained earnings	(2,389,506)	(2,387,804)
Total shareholders’ equity	271,985	296,832
Total liabilities and shareholders’ equity	$347,858	$378,133

VIGNETTE CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
Product license	$9,940	$14,637	$19,681	$29,976
Services	35,822	33,381	70,833	65,631
Total revenue	45,762	48,018	90,514	95,607
Cost of revenue:
Product license	538	476	1,012	685
Amortization of acquired technology	1,292	1,254	2,546	2,508
Services	15,702	15,967	31,554	31,987
Total cost of revenue	17,532	17,697	35,112	35,180
Gross profit	28,230	30,321	55,402	60,427
Operating expenses:
Research and development	8,977	7,754	17,376	15,627
Sales and marketing	15,762	15,454	31,135	29,427
General and administrative	4,661	4,784	9,451	9,978
Business restructuring (benefit) charges	(237)	(53)	(239)	(160)
Amortization of intangible assets	832	846	1,649	1,692
Total operating expenses	29,995	28,785	59,372	56,564
Income (loss) from operations	(1,765)	1,536	(3,970)	3,863
Other income, net	1,582	2,634	3,403	5,517
Income (loss) before provision for income taxes	(183)	4,170	(567)	9,380
Provision for income taxes	680	130	1,135	556
Net income (loss)	$(863)	$4,040	$(1,702)	$8,824
Basic net income (loss) per share	$(0.04)	$0.14	$(0.07)	$0.31
Diluted net income (loss) per share	$(0.04)	$0.14	$(0.07)	$0.31
Shares used in computing basic net income (loss) per common share	23,858	28,026	24,115	28,414
Shares used in computing diluted net income (loss) per common share	23,858	28,455	24,115	28,846

About Non-GAAP Financial Measures

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

VIGNETTE CORPORATION

RECONCILIATION OF UNAUDITED GAAP OPERATING INCOME (LOSS), NET INCOME (LOSS) AND NET INCOME (LOSS) PER SHARE TO NON-GAAP OPERATING INCOME, NET INCOME AND NET INCOME PER SHARE

(Unaudited)

in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
GAAP Operating Income (Loss)	$(1,765)	$1,536	$(3,970)	$3,863
Amortization of acquired technology	1,292	1,254	2,546	2,508
Stock option expense (a)	730	637	1,296	1,020
Business restructuring charges (benefits)	(237)	(53)	(239)	(160)
Amortization of intangible assets	832	846	1,649	1,692
Adjusted Operating Income	$852	$4,220	$1,282	$8,923

GAAP Net Income (Loss)	$(863)	$4,040	$(1,702)	$8,824
Amortization of acquired technology	1,292	1,254	2,546	2,508
Stock option expense (a)	730	637	1,296	1,020
Business restructuring charges (benefits)	(237)	(53)	(239)	(160)
Amortization of intangible assets	832	846	1,649	1,692
Gain on sale of patent	-	-	-	(263)
Purchase accounting credit	-	(97)	-	(97)
Adjusted Net Income	$1,754	$6,627	$3,550	$13,524

GAAP Net Income (Loss) Per Share (diluted)	$(0.04)	$0.14	$(0.07)	$0.31
Adjusted Net Income Per Share (diluted)	$0.07	$0.23	$0.15	$0.47

Shares used in computing net income (loss) per share:
Diluted	24,043	28,455	24,317	28,846

Supplemental Disclosure

(a) For the three months ended June 30, 2008 and June 30, 2007 the company excluded stock option expense of $730 thousand and $637 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $54 thousand and $72 thousand, respectively; Research and development $130 thousand and $85 thousand, respectively; Sales and marketing $96 thousand and $156 thousand, respectively; and General and administrative $450 thousand and $324 thousand, respectively.

For the six months ended June 30, 2008 and June 30, 2007 the company excluded stock option expense of $1.3 million and $1.0 million, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $94 thousand and $89 thousand, respectively; Research and development $233 thousand and $128 thousand, respectively; Sales and marketing $158 thousand and $201 thousand, respectively; and General and administrative $811 thousand and $602 thousand, respectively.

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

CONTACT:
Vignette Corporation
Investor Contact:
Pat Kelly, 512-741-4727
Chief Financial Officer
pat.kelly@vignette.com
or
Media Contact:
David Tishgart, 512-741-4871
Senior Manager, Public Relations
david.tishgart@vignette.com